U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) April 23, 2014

Commission File No. 000-54359

In Media Corporation

(Name of small business issuer as specified in its charter)

Nevada	20-8644177
State of Incorporation	IRS Employer Identification No.

829 Folsom Street, #716, San Francisco, CA 94107

(Address of principal executive offices)

408-786-5489

(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

      .Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Notice of Change of Chief Financial Officer

The recent change in directors prompted the Company Board of Directors to critically review all areas in which the Company could reduce its operating expenses and resulted in the decision to terminate the employment of Mr. Simon Westbrook as Chief Financial Officer (Principal Accounting Officer)(“CFO”) effective April 23, 2014. The position of CFO will be held by Mr. Karnik alongside his position as Chief Executive Officer.

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant	In Media Corporation

Date: April 23, 2014	By: /s/ Nitin Karnik
Nitin Karnik
Chief Executive Officer

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